American Fidelity
Dual Strategy
Fund, Inc.

Semi-Annual
Report
June 30, 2001

Dear Participant:

     The U.S. equity markets, as measured by the Standard & Poor's 500 Composite, posted moderate gains for the second quarter as investor confidence rebounded after a very difficult market environment during the first quarter. Despite continued weakness in economic activity and corporate profits, investor sentiment showed a marked improvement as the Federal Reserve significantly eased monetary policy and the expected benefits of a tax relief package led to increased confidence that the economy could accelerate later this year.

     The economy continued to struggle during the second quarter, as sharp declines in the manufacturing sector were somewhat offset by moderate levels of consumer spending. Lower short-term interest rates helped consumer confidence by keeping borrowing costs low. We expect Real Gross Domestic Product ("GDP") growth for the second quarter of 1.0% - 2.0% versus a 1.2% showing in the first quarter. We continue to believe that a recession can be avoided given the Federal Reserve's quick response in lowering interest rates and a surprisingly resilient consumer. The current weakness in the economy is centered on sectors that are highly dependent on capital spending. We believe that this slowdown in capital spending should run its course by year-end. In addition, lower interest rates and the enactment of the tax relief package should keep consumer spending at a respectable level.

     Inflation rates, as measured by the Consumer Price Index ("CPI"), have continued to remain in the 3.5% range, with upward pressure due primarily to sharply higher energy costs. We continue to anticipate that the rate of inflation will soften somewhat throughout the year as capacity utilization rates continue to fall and energy price comparisons become more favorable. We expect the CPI to trend down to 3.0% by year-end. Longer term, however, the stimulative effects of the most recent interest rate cuts could prove inflationary once an economic recovery occurs.

     The Federal Reserve continued to aggressively cut short-term interest rates by lowering the Federal Funds rate to 3.75% from 6.50% at year-end 2000. However, long-term U.S. Treasury yields moved higher as investors continued to be concerned with the longer-term inflationary impact of the Federal Reserve's aggressive easing. The yield on the 10-year U.S. Treasury Bond was 5.39% at the end of the second quarter versus 4.92% at the end of the first quarter and 5.11% at year-end 2000.

     The U.S. equity markets showed moderate improvement during the second quarter as selling pressures eased somewhat and investors began to look past the near-term weakness in corporate earnings to a recovery in 2002. Technology shares, as measured by the NASDAQ Composite, led the advance from deeply depressed levels despite a lack of earnings visibility and poor near-term results. Unexpected weakness in energy and pharmaceutical shares, which generally perform well in difficult market conditions, restrained the advance of the major market indices.

     We expect lower interest rates, a resilient consumer and slowing inflation will lead to a resurgence in economic growth and a substantive recovery in equity prices later this year. The dramatic performance disparity among market sectors and individual issues clearly demonstrates to us the importance of a well diversified and high quality portfolio.

            Sincerely,

            John W. Rex, President
            American Fidelity Dual Strategy Fund, Inc.

                             AMERICAN FIDELITY DUAL STRATEGY FUND, INC.
                                 SCHEDULE OF PORTFOLIO INVESTMENTS
                                           JUNE 30, 2001
COMMON STOCK:                                                                Market Value
                                                        Shares or     ----------------------------
                                                        Principal                    Percentage of
                                                          Amount         Amount        Net Assets
                                                          ------         ------        ----------
Building Materials, Hardware and Gardening Supplies:
            Home Depot, Inc.                                40,000   $  1,862,000
                                                         --------------------------------------
                                                                        1,862,000         0.86%
Business Services:
            Automatic Data Processing, Inc.                 68,000      3,379,600
            Computer Sciences Corporation*                  43,000      1,487,800
            Interpublic Group of Companies, Inc.            51,000      1,496,850
            Microsoft Corporation*                          83,000      6,059,000
            SunGard Data Systems, Inc.*                     90,000      2,700,900
                                                         --------------------------------------
                                                                       15,124,150         6.96%
Chemicals and Allied Products:
            Abbott Laboratories                             33,600      1,613,136
            Air Products & Chemicals, Inc.                  84,000      3,843,000
            Avery Dennison Corporation                      55,800      2,848,590
            Biovail Corporation*                            81,700      3,553,950
            Elan Corporation PLC-ADR* **                    62,000      3,782,000
            Merck & Company, Inc.                           23,400      1,495,494
            Pfizer, Inc.                                   102,300      4,097,115
                                                         --------------------------------------
                                                                       21,233,285         9.77%
Communications:
            Amdocs Ltd.***                                  48,900      2,633,265
            SBC Communications, Inc.                        59,182      2,370,831
            Sprint PCS                                      34,600        739,056
            Verizon Communications, Inc.                    74,248      3,972,268
            Vodafone Group PLC ADR **                      109,800      2,454,030
                                                         --------------------------------------
                                                                       12,169,450         5.60%
Depository Institutions:
            Bank of America Corporation                     62,032      3,723,781
            FleetBoston Financial Corporation               40,000      1,578,000
            J.P. Morgan Chase & Company                     41,700      1,859,820
             PNC Financial Services Group                   18,000      1,184,220
            Wachovia Corporation                            28,000      1,992,200
            Washington Mutual Inc.                          88,500      3,323,175
                                                         --------------------------------------
                                                                       13,661,196         6.29%
Durable Goods, Wholesale:
            Johnson & Johnson                               26,400      1,320,000
                                                         --------------------------------------
                                                                        1,320,000         0.61%
Electric, Gas, Sanitary Services:
            Calpine Corp.*                                  55,000      2,079,000
            Duke Energy Corporation                         74,000      2,886,740
            El Paso Corporation                             33,360      1,752,734
            Keyspan Corporation                             15,000        547,200
            TECO Energy, Inc.                               55,500      1,692,750
            Xcel Energy, Inc.                               45,000      1,280,250
                                                         --------------------------------------
                                                                       10,238,674         4.71%
Electronic and Other Electric Equipment:
            Emerson Electric Company                        38,000      2,299,000
            Flextronics International, Ltd*                 48,000      1,253,280
            General Electric Company                       154,800      7,546,500
            Intel Corporation                               52,000      1,521,000
            Koninklijke Philips Electronic                 125,400      3,314,322
            L-3 Communications Hldgs Inc.*                  36,000      2,746,800
            Nokia Corporation ADR **                       118,000      2,600,720
                                                         --------------------------------------
                                                                       21,281,622         9.79%
Engineering & Management Services:
            Jacobs Engineering Group, Inc.                  29,000      1,891,670
                                                         --------------------------------------
                                                                        1,891,670         0.87%
Fabricated Metal Products:
            Shaw Group*                                     36,400      1,459,640
                                                         --------------------------------------
                                                                        1,459,640         0.67%
Food and Kindred Products:
            Anheuser-Busch Companies, Inc.                  59,000      2,430,800
            PepsiCo, Inc.                                   85,000      3,757,000
                                                         --------------------------------------
                                                                        6,187,800         2.85%
General Merchandise Stores:
            Target Corporation                              92,000      3,183,200
                                                         --------------------------------------
                                                                        3,183,200         1.46%
Holding and Other Investment Offices:
            Archstone Communities Trust                     40,000      1,031,200
            Duke-Weeks Realty Corporation                   30,000        745,500
            First Industrial Realty Trust, Inc.             35,000      1,124,900
            Mack-Cali Realty Corporation                    31,400        894,272
            Simon Property Group, Inc.                      48,000      1,438,560
            Spieker Properties, Inc.                        24,000      1,438,800
                                                         --------------------------------------
                                                                        6,673,232         3.07%
Home Furniture and Equipment Store:
            Bed Bath & Beyond*                              107,100     3,213,000
                                                         --------------------------------------
                                                                        3,213,000         1.48%
Industrial Machinery and Equipment:
            Applied Materials, Inc.*                         26,000     1,276,600
            Cisco Systems, Inc.*                            202,000     3,676,400
            EMC Corporation                                  77,200     2,242,660
            Hewlett-Packard Company                          28,000       800,800
            United Technologies Corporation                  35,000     2,564,100
                                                         --------------------------------------
                                                                       10,560,560         4.86%
Instruments and Related Products:
            Agilent Technologies, Inc.*                     23,639        768,268
                                                         --------------------------------------
                                                                          768,268         0.35%
Insurance Carriers:
            AFLAC, Inc.                                    127,600      4,018,124
            American International Group, Inc.              45,843      3,942,498
            MGIC Investment Corporation                     43,000      3,123,520
            Wellpoint Health Networks,Inc.*                 17,000      1,602,080
                                                         --------------------------------------
                                                                       12,686,222         5.84%
Miscellaneous Manufacturing Industries:
            Tyco International, Ltd.**                      87,000      4,741,500
                                                         --------------------------------------
                                                                        4,741,500         2.18%
Miscellaneous Retail:
            Costco Wholesale Corporation                    97,800      4,017,624
                                                         --------------------------------------
                                                                        4,017,624         1.85%
Nondepositiory Institutions:
            American Express Company                        58,800      2,281,440
            FNMA                                            40,400      3,440,060
            Household International, Inc.                   83,000      5,536,100
            MBNA Corporation                                97,750      3,220,863
                                                         --------------------------------------
                                                                       14,478,463         6.66%
Nondurable Goods, Wholesale:
            Cardinal Health, Inc.                           97,500      6,727,500
            Safeway, Inc.*                                 113,200      5,433,600
                                                         --------------------------------------
                                                                       12,161,100         5.60%
Oil and Gas Extraction:
             BJ Services*                                   74,000      2,100,120
            Schlumberger Ltd.                                8,400        442,260
            Weatherford International*                      53,300      2,558,400
                                                         --------------------------------------
                                                                        5,100,780         2.35%
Paper and Allied Products:
            Kimberly-Clark Corporation                      68,000      3,801,200
                                                         --------------------------------------
                                                                        3,801,200         1.75%
Personal Services:
            H&R Block, Inc.                                 39,300      2,536,815
                                                         --------------------------------------
                                                                        2,536,815         1.17%
Petroleum Refining and Related Industries:
            Phillips Petroleum                              42,000      2,394,000
            BP (US) PLC**                                   35,320      1,760,702
            Conoco, Inc.- Class B                           91,688      2,649,783
            Exxon Mobil Corporation                         27,723      2,421,604
            Kerr-McGee Corporation                          31,400      2,080,878
            Royal Dutch Petroleum Company**                 51,200      2,983,424
            Texaco, Inc.                                    29,600      1,971,360
                                                         --------------------------------------
                                                                       16,261,751         7.48%
Primary Metal Industries:
            Engelhard Corporation                           58,000      1,495,820
                                                         --------------------------------------
                                                                        1,495,820         0.69%
Transportation by Air:
            Delta Air Lines, Inc.                           14,000        617,120
            Southwest Airlines                             163,000      3,013,870
                                                         --------------------------------------
                                                                        3,630,990         1.67%
Transportation Equipment:
            Ford Motor Company                              34,000        834,700
                                                         --------------------------------------
                                                                          834,700         0.38%
Total Common Stocks
              (Cost $200,949,249)                        5,037,785    212,574,712        97.82%
                                                         ======================================
Short Term Investments:
            AIM Short Term Prime Fltg
             (3.84% @ 6/30/01)                           4,618,197     $4,618,197
                                                         --------------------------------------
            Total Short Term Investments                               $4,618,197         2.13%
            Total Investments                                        $217,192,909        99.95%
                                                         --------------------------------------
            Other Assets and Liabilities, net:                            $90,501         0.04%
                                                         --------------------------------------
                                          Total Net Assets:          $217,283,410       100.00%
                                                         ======================================

*  Presently not producing dividend income
** Foreign Investments

STATEMENT OF ASSETS AND LIABILITIES
                                                                   June 30, 2001
                                                                   -------------
ASSETS:
    Cash                                                           $          0
    Investments, at market value (cost $205,567,446)                217,192,909
    Accrued interest and dividends                                      179,289
                                                                   ------------
         Total Assets                                               217,372,198

LIABILITIES
    Accounts Payable                                                     88,788
                                                                   ------------
         Total Liabilities:                                              88,788
                                                                   ------------
NET ASSETS                                                          217,283,410
                                                                   ============
    Composition of net assets:
        Net Capital paid in on shares of capital stock             $202,930,527
        Undistributed net investment income                           2,749,157
        Accumulated net realized losses                                 (21,737)
        Unrealized appreciation on investments                       11,625,463
                                                                   ------------
        Net assets (equivalent to $10.811 per share
        based on 20,099,078 shares of capital
        stock outstanding) (note _____)                            $217,283,410
                                                                   ============
See accompanying notes to financial statements

STATEMENT OF OPERATIONS
                                                                   June 30, 2001
                                                                   -------------
INVESTMENT INCOME:
    Income:
      Dividends                                                    $  1,465,810
      Interest                                                          134,816
                                                                   ------------
                                                                      1,600,626
    Expenses:
      Investment management fee (note 2)                                549,227
                                                                   ------------
                                                                        549,227

    NET INVESTMENT INCOME                                             1,051,399


REALIZED GAINS ON INVESTMENTS:
    Proceeds from sales                                              61,426,122
    Cost of securities sold                                          56,392,335
                                                                   ------------
         NET REALIZED GAINS                                           5,033,787
                                                                   ------------

UNREALIZED DEPRECIATION ON INVESTMENTS:

    End of Year                                                      11,625,463
    Beginning of Year                                                35,736,972
                                                                   ------------
         Increase in unrealized depreciation                        (24,111,509)
                                                                   ------------

    NET DECREASE IN NET ASSETS RESULTING
      FROM OPERATIONS                                               (18,026,323)
                                                                   ============
See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
                                                           June 30,            December 31,
                                                             2001                  2000
                                                             ----                  ----
Increase in Net Assets From Operations:
   Net investment income                               $  1,051,399           $  2,185,637
   Net realized gain on investments                       5,033,787             (4,945,372)
   Increase in unrealized appreciation
       of investments                                   (24,111,509)             3,673,598
                                                       ------------           ------------
      Net increase in net assets resulting
                  from operations                       (18,026,323)               913,863
                                                       ------------           ------------

Distributions to shareholders (note 3):
            Investment income                                     0             (2,500,000)
            Long-term capital gains                               0             (1,000,000)
                                                       ------------           ------------
                                                                  0             (3,500,000)
Changes from capital stock transactions (note 4)          1,831,346              6,811,112
                                                       ------------           ------------
              Increase in net assets                    (16,194,977)             4,224,975
Net Assets
    Beginning of year                                   233,478,387            229,253,412
                                                       ------------           ------------
    End of year                                        $217,283,410            233,478,387

Undistributed net investment income                    $  2,749,157              1,697,758
                                                       ============           ============

See accompanying notes to financial statements.

PER ACCUMULATION UNIT INCOME AND CAPITAL CHANGES:
                                                June 30,    December 31,    December 31,
                                                  2001         2000             1999
                                                  ----         ----             ----
GROSS INVESTMENT INCOME                          0.0799       0.1697           0.1603

INVESTMENT EXPENSE                               0.0274       0.0583           0.0541
                                                -------      -------          -------
NET INCOME                                       0.0525       0.1114           0.1062

NET REALIZED & UNREALIZED
     GAINS/LOSS                                 (0.9547)     (0.0671)          1.7406
                                                             (0.1274)
                                                             (0.0509)
                                                -------      -------          -------

NET INCREASE/DECREASE IN NET                    (0.9022)     (0.1340)          1.8468
     ASSET UNIT VALUE

NET ASSET UNIT VALUE,                           11.7128      11.8468          10.000
     BEGINNING OF PERIOD
                                                -------      -------          -------
NET ASSET UNIT VALUE,
     END OF PERIOD                              10.8106      11.7128          11.8468
                                                =======      =======          =======

NET ASSETS OUTSTANDING
     END OF PERIOD                          217,283,410  233,478,387      229,253,412
                                            ===========  ===========      ===========

RATIOS:
     RATIO OF EXPENSES
        TO AVERAGE NET ASSETS                    0.4907%      0.5000%          0.5000%


      RATIO OF NET INVESTMENT
        INCOME TO AVERAGE
        NET ASSETS                               0.9394%      0.9533%          0.9840%

     PORTFOLIO TURNOVER RATE                     28.121%        33.3%            37.5%
     TOTAL RETURN                                  -7.7%         0.4%            18.5%

NOTES TO FINANCIAL STATEMENTS

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     (a) General

          American Fidelity Dual Strategy Fund, Inc. (the Fund) is registered as an open-end, diversified management investment company under the Investment Company Act of 1940, as amended. The assets of the Fund were formerly held by American Fidelity Variable Annuity Fund A (Variable Annuity Fund A), which operated as an open-end diversified management investment company from 1968 to 1998, and was a separate account of American Fidelity Assurance Company (AFA). Effective January 1, 1999, Variable Annuity Fund A was converted to a unit investment trust, known as American Fidelity Separate Account A (Account A), a separate account of AFA. Also effective January 1, 1999, the Fund was established and Account A transferred its investment portfolio to the Fund in exchange for shares of the Fund.

          The Fund's investment objectives are primarily long-term growth of capital and secondarily the production of income. In order to achieve these investment objectives, the Fund normally invests in a diversified portfolio consisting primarily of common stocks.

          Shares of the Fund are only available to separate accounts of AFA or other insurance companies to fund the benefits of variable annuity contracts.

     (b) Investments

          Investments in corporate stocks are valued by Merrill Lynch Pricing Service. Securities for which published quotations are not available are valued at the quotation obtained from Bloomberg L.P. Short-term investments are valued on the basis of amortized cost, which approximates market, and include all investments with maturities less than one year The Fund's portfolio of investments is diversified such that not more than five percent (5%) of the value of the total assets of the Fund are invested in any one issuer and not more than twenty-five percent (25%) are invested in any one industry or group of industries. Management does not believe the Fund has any significant concentrations of credit risk.

          Realized gains and losses from investment transactions and unrealized appreciation or depreciation of investments are determined using the specific identification method on a first in, first out basis. Security transactions are accounted for on a trade basis.

          Dividend income is recorded on the ex-dividend date, and interest income is recorded on the daily accrual basis. For certain securities in which the exact dividend is unknown on the ex-dividend date, such as stock in foreign companies, an estimate of the dividend is recorded on the ex-dividend date, and any necessary adjustments are added to the Fund's investment income on the date the dividend is received by the Fund. Any taxes withheld by foreign governments or any foreign exchange experience (gains or losses) incurred by investment in such securities are paid by the Fund and are recorded as reductions of dividend income. The Fund does not expect these costs to be significant.

          The Fund intends to make income and capital gains distributions, if any, on an annual basis. All distributions will be reinvested in additional shares of the portfolio at net asset value.

          As of June 30, 2001, the cost of purchases and proceeds from sales of securities, other than short-term securities, were $66,213,800 and $61,426,122 respectively.

          At June 30, 2001, the cost basis of investments for financial reporting purposes was materially consistent with the cost basis for federal income tax purposes. The gross unrealized appreciation and depreciation on investments at June 30, 2001, were $29,223,141 and ($17,597,678), respectively.

     (c) Income Taxes

          Management of the Fund believes that the Fund will continue to qualify as a "regulated investment company" under subchapter M of the Internal Revenue Code (the Code). Qualification as a regulated investment company relieves the Fund of any liability for federal income taxes to the extent its earnings are distributed in accordance with the applicable provisions of the Code.

     (d) Use of Estimates

          The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

     (e) Distributions to Shareholders

          Distributions to shareholders are recorded on the ex-dividend date.

(2) TRANSACTIONS WITH AFFILIATES

          The Fund receives investment management and advisory services under a management agreement with AFA that provides for fees to be paid to AFA at an annual rate of 0.50% of the Fund's average daily net assets. AFA has engaged two sub-advisors who receive fees equal to 0.30% and 0.38%, respectively, of the Fund's daily net assets. The sub-advisors' fees are paid by AFA. AFA pays all other expenses of the Fund except investment advisory fees and investment transactions costs. The Fund will not reimburse AFA at a later time for any such amounts.

          Certain officers and directors of the Fund are also officers and directors of AFA.

(3) DISTRIBUTIONS TO SHAREHOLDERS

          On November 15, 2000, distributions of $0.128 and $0.051 per share were declared for ordinary income and long-term capital gains, respectively, which amounted to $2,500,000 and $1,000,000, respectively.

(4) CHANGES FROM CAPITAL STOCK TRANSACTIONS

          As of June 30, 2001, 200,000,000 shares of $0.001 per value capital stock were authorized.

          Transactions in capital stock were as follows:

                                       Shares                                 Amount
                           ------------------------------        --------------------------------
                           2001         2000         1999        2001          2000          1999
                           ----         ----         ----        ----          ----          ----

Shares Sold               479,686    1,102,404    19,791,437   5,336,167    12,824,575    199,004,011

Shares Issued
  in reinvestment
  of dividends
 and distributions              0      295,683             0           0     3,500,000              0
                          479,686    1,398,087    19,791,437   5,336,167    16,324,575    199,004,011
Shares redeemed          (314,165)    (816,046)     (439,921) (3,504,821)   (9,513,463)    (4,715,942)
                         --------    ---------    ----------  ----------    ----------    -----------

Increase in net
  assets derived
  from capital
  stock transactions      165,521      582,041    19,351,516   1,831,346     6,811,112      4,288,069
                         ========    =========    ==========  ==========    ==========    ===========

     PARTICIPANTS' BENEFITS

          As a participant of American Fidelity Dual Strategy Fund, Inc., you benefit from a number of valuable and helpful services which help you meet your investment needs. Some of the services you currently enjoy are the following:

          RE-INVESTMENT WITHOUT CHARGE
          Dividends and interest from investment income as well as capital gain contributions are automatically re-invested without charge.

          PROFESSIONAL MANAGEMENT
          Knowledgeable, full-time management constantly monitors market opportunities for your fund.

          CAPITAL FULLY INVESTED
          Accumulation units are issued in full and fractional amounts so that your net payments are immediately available for investment purposes.

          PERSONAL SERVICE
          Continuous personal service is available to you through the team of American Fidelity trained salaried representatives or directly from the Annuity Services Department in our Home Office.

Board of Directors      JOHN W. REX, Chairman
American Fidelity         President and Director
Dual Strategy             American Fidelity Assurance Company
Fund, Inc.              DANIEL D. ADAMS, JR., Secretary
                          Vice President and Investment Officer
                          American Fidelity Assurance Company
                        JEAN G. GUMERSON
                          President and Chief Executive Officer
                          Presbyterian Health Foundation
                        GREGORY M. LOVE
                          President and Chief Operating Officer
                          Love's Country Stores, Inc.
                        J. DEAN ROBERTSON, D.D.S., M. Ed.
                          Pediatric Dentistry
                          Private Practice
                        G. RAINEY WILLIAMS, JR.
                          President and Chief Operating Officer,
                          Marco Holding Corporation
--------------------------------------------------------------------------------
Safekeeping of
  Securities            InvestTrust, N.A.
                          Oklahoma City, Oklahoma
--------------------------------------------------------------------------------
Independent Auditors    KPMG, LLP
                          Oklahoma City, Oklahoma
--------------------------------------------------------------------------------
Underwriter             American Fidelity Securities, Inc.
                          Oklahoma City, Oklahoma
                          member NASD
--------------------------------------------------------------------------------
Investment Manager      American Fidelity Assurance Company
                          Oklahoma City, Oklahoma
--------------------------------------------------------------------------------
Investment Sub-Advisors Lawrence W. Kelly & Associates, Inc.
                          Pasadena, California
                        Todd Investment Advisors, Inc.
                          Louisville, Kentucky
--------------------------------------------------------------------------------
Board of Directors      LYNDA L. CAMERON
American Fidelity         President
Assurance Company         Cameron Equestrian Centers, Inc.
                        WILLIAM M. CAMERON
                          Chairman of the Board and Chief Executive
                          Officer
                          American Fidelity Assurance Company
                        WILLIAM E. DURRETT
                          Senior Chairman of the Board
                          American Fidelity Assurance Company
                        CHARLES R. EITEL
                          Chairman and Chief Executive Officer
                          Simmons Company
                        THEODORE M. ELAM
                          Vice President and Attorney
                          McAfee and Taft
                        WILLIAM A. HAGSTROM
                          Chairman and Chief Executive Officer
                          The Women's Care Network
                        DAVID R. LOPEZ
                          Retired
                        PAULA MARSHALL-CHAPMAN
                          Chief Executive Officer
                          The Bama Companies, Inc.
                        JOHN W. REX
                          President and Chief Operating Officer
                          American Fidelity Assurance Company
                        GALEN P. ROBBINS, M.D.
                          Physician

            For More Information

To obtain information:

By telephone
Call 1-800-662-1106

By mail Write to:
American Fidelity
Dual Strategy Fund, Inc.
P.O. Box 25520
Oklahoma City, OK 73125-0520

By E-mail Send your request to:
va.help@af-group.com

On the Internet Text-only versions of fund documents can be viewed online or downloaded from the SEC's web site: http://www.sec.gov

You may also obtain copies of fund documents by visiting the SEC's Public Reference Room in Washington, DC (phone 1-800-SEC-0330) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-6009.

                           2000 N. Classen Boulevard
                         Oklahoma City, Oklahoma 73106
                                 1-800-662-1106

GVA-277-0701                                       Information Published 8/2001